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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) May 1, 2002

                          THE BOSTON BEER COMPANY, INC.
             (Exact name of registrant as specified in its chapter)

      Massachusetts                    01-14092                04-328-4048
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation                 File Number)           Identification No.)

75 Arlington Street, Boston, Massachusetts                     02116
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (617) 368-5000

                                       N/A
          (Former name or former address, if changed since last report)

         The undersigned Registrant hereby amends the following items, financial statements, exhibits, or other portions of the Current Report on Form 8-K filed by the Registrant on May 1, 2002 related to the Registrant's changed in accountants as set forth below and in the pages attached hereto:

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Registrant's Certifying Accountant.
         During the first quarter of 2002, The Boston Beer Company, Inc. (the "Company") commenced a review of its independent auditing services and, as part of the process, interviewed and evaluated the services provided by its existing independent auditors, Arthur Andersen, LLP ("Andersen"), and three other independent auditing firms. As a result of such review and evaluation, the Company has elected, effective May 1, 2002, to dismiss Andersen and to appoint Deloitte Touche as its independent auditors for the Company's fiscal year ending December 28, 2002. The Company is not making this appointment of independent auditors as a result of any disagreements with Andersen with respect to any reporting or disclosure requirements. The report of Andersen on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.
         The decision to change independent auditors was recommended by the Audit Committee of the Board of Directors of the Company and subsequently, on April 29, 2002, was approved by the Board of Directors of the Company. There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between the Company and its independent auditors during the Company's two most recent fiscal years or during the year-to-date period ended May 1, 2002.
         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 1, 2002, stating its agreement with such statements. During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, of the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and
         (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired: Not Applicable.
         (b)      Pro Forma Financial Information: Not Applicable.
         (c)      Exhibits:
                  16.1* Letter from Arthur Andersen LLP to the Securities and
                        Exchange Commission dated May 9, 002
                  20.1  Press Release dated May 2002

* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K as filed with the Securities and Exchange Commission on May 1, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE BOSTON BEER COMPANY, INC.

Date: May 10, 2002                  /s/ Martin F. Roper
                                    Martin F. Roper, President and C.E.O.

                                  EXHIBIT INDEX

Exhibit
Number                     Description

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 9, 2002

20.1* Press Release dated May 1, 2002


* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K as filed with the Securities and Exchange Commission on May 1, 2002

                                                         Exhibit 16





Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street NW
Washington, DC  20549


May 10, 2002

Dear Sir or Madam,

We have read Item 4 included in the attached Form 8-K/A dated May 1, 2002 of The Boston Beer Company filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/Arathur Andersen LLP


Arthur Andersen LLP

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